NEWS RELEASE
                                                   FOR RELEASE IMMEDIATELY
                                                   Contact:  Paul Frenkiel, CFO
                                                   (215) 735-4422  ext. 5255



                          REPUBLIC FIRST BANCORP, INC.
                REPORTS 140% INCREASE IN SECOND QUARTER EARNINGS
                ------------------------------------------------

         Philadelphia, PA, July 20, 2005 - Republic First Bancorp, Inc. (NASDAQ:FRBK), the holding company for Republic First Bank (PA), today reported second quarter 2005 earnings from continuing operations of $2,035,000 or $0.23* per diluted share. That compares with $847,000 or $0.10* for the comparable prior year period. Earnings from continuing operations for the six month period ending June 30, 2005 were $4,156,000 or $0.48 per share, compared to $1,430,000 or $.17 per share for the comparable prior year period. The improvement in 2005 earnings reflected commercial loan and deposit growth and the payoff of the high cost Federal Home Loan Bank borrowings. Average commercial loans grew in excess of 20% in second quarter 2005 compared to the comparable prior year period.

         Total shareholders' equity stood at $58.6 million with a book value per share of $6.96* at June 30, 2005. The Company remains well capitalized.

         Chairman Madonna stated: "Management and the Board are very pleased with the improvement in earnings and we believe the Bank is well situated to continue to increase profitability."

         Republic First Bank (PA) is a full-service, state-chartered commercial bank, whose deposits are insured by the Federal Deposit Insurance Corporation
(FDIC). The Bank provides diversified financial products through its eleven offices located in Abington, Ardmore, Bala Cynwyd, East Norriton, Media, and Philadelphia, Pennsylvania.

         The Company may from time to time make written or oral "forward-looking statements", including statements contained in the Company's filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.


                                      # # #


* Per share and book value amounts were restated to reflect the 12% stock dividend paid June 7, 2005, and the 10% stock dividend paid August 24, 2004.



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 Republic First Bancorp, Inc.
 Condensed Income Statement
 (Dollar amounts in thousands
   except per share data)
 (unaudited)
                                                            Three  Months Ended           Six  Months Ended
                                                                 June 30,                      June 30,
                                                            2005        2004 (1)        2005 (1)     2004 (1)
                                                   -------------------------------     -----------------------

Net Interest Income                                       $ 6,931      $ 3,804          $14,129      $ 8,350
Provision for Loan Losses                                     119         (200)             822          500
Other Income                                       (3)        759          842            1,902        1,435
Other Expenses                                              4,539        3,598            9,011        7,196
Income Taxes                                                  997          401            2,042          659
                                                          -------      -------          -------      -------
Net Income From Continuing Operations                       2,035          847            4,156        1,430
                                                          -------      -------          -------      -------
Net Income From Discontinued Operations, Net of Tax          --            836             --          1,764
Net Income                                                $ 2,035      $ 1,683          $ 4,156      $ 3,194

Diluted EPS From Continuing Operations                    $  0.23      $  0.10          $  0.48      $  0.17
Diluted EPS From Discontinued Operations, Net of Tax         --           0.10             --           0.21
                                                          -------      -------          -------      -------
Diluted EPS                                               $  0.23      $  0.20          $  0.48      $  0.38

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 Republic First Bancorp, Inc.
 Condensed Balance Sheet
 (Dollar amounts in thousands)

 Assets                                               June 30,        June 30,
                                                        2005          2004 (2)
                                                     ---------       ---------

Federal Funds Sold and Other Interest Bearing Cash   $  81,978       $  41,769
Investment Securities                                   47,843          62,591
Commercial and Other Loans                             600,813         494,033
Allowance for Loan Losses                               (6,996)         (7,047)
Other Assets                                            57,887          45,968
                                                     ---------       ---------

Total Assets                                         $ 781,525       $ 637,314
                                                     =========       =========

Liabilities and Shareholders' Equity:
Transaction Accounts                                 $ 424,340       $ 273,660
Time Deposit Accounts                                  151,036         175,470
FHLB Advances and Trust Preferred Securities           140,842         131,186
Other Liabilities                                        6,671           7,331
Shareholders' Equity                                    58,636          49,667
                                                     ---------       ---------
Total Liabilities and Shareholders' Equity           $ 781,525       $ 637,314
                                                     =========       =========


(1) EPS has been restated for the 10% stock dividend paid August 24, 2004 and 12% stock dividend paid June 7, 2005.
(2) Prior year has been adjusted to exclude the First Bank of Delaware balance sheet, reflecting the spin off of that bank effective January 1, 2005.
(3) Other income for the three and six months ended June 30, 2005 includes $97,000 of gains on securities sold.





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Republic First Bancorp, Inc.
June 30, 2005
(unaudited)

                                                                   At or For the                               At or For the
                                                                Three Months Ended                           Six Months Ended
                                                        --------------------------------------      -------------------------------
                                                            June 30,            June 30,              June 30,          June 30,
Financial Data:                                               2005              2004 (1)                2005            2004 (1)
                                                        -----------------    -----------------      -------------     -------------

Return on average assets on continuing operations             1.18   %         0.54    %                1.18     %        0.44

Return on average equity on continuing operations            14.26   %         6.89    %               14.96     %        5.91

Share information:

Book value per share                                         $6.96            $6.12                    $6.96             $6.12

Shares o/s at period end, net of Treasury shares                8,424,000        8,112,000               8,424,000         8,112,000

Average diluted shares o/s                                      8,727,000        8,415,600               8,685,000         8,420,000



(1) Prior year amounts have been adjusted for the spin off of First Bank of Delaware effective Janaury 1, 2005.

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Republic First Bancorp, Inc.
Press release 06/30/2005
(Dollars in thousands except per share data)
(unaudited)
Credit Quality Ratios:

                                               June 30,           June 30,
                                                2005              2004 (1)
                                          ----------------     ---------------

Non-accrual and loans accruing,
but past due 90 days or more                      $ 2,956             $ 5,176

Restructured loans                                      -                   -
                                          ----------------     ---------------

Total non-performing loans                          2,956               5,176

OREO                                                  137                 207
                                          ----------------     ---------------

Total non-performing assets                       $ 3,093             $ 5,383
                                          ================     ===============

Non-performing loans as
a percentage of total loans                         0.49%               1.05%

Nonperforming assets as
a percentage of total assets                        0.40%               0.84%

Allowance for loan losses
to total loans                                      1.16%               1.43%

Allowance for loan losses
to total non-performing loans                     236.67%             136.15%


(1) Prior year has been adjusted to exclude the First Bank of Delaware loans, reflecting the spin off of that bank effective January 1, 2005.





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Republic First Bancorp, Inc.
Press release 06/30/2005
(Dollars in thousands )
(unaudited)
                                                                       Quarter-to-Date
                                                                    Average Balance Sheet
                                                         -------------------------------------------

                                                Three months ended                           Three months ended
                                                  June 30, 2005                                 June 30, 2004 (1)
                                     -------------------------------------           -----------------------------------

                                                                  Average                                      Average
Interest-Earning Assets:                 Average                   Yield/              Average                  Yield/
                                         Balance     Interest      Cost                Balance      Interest     Cost
                                     -------------  ----------   ---------           ----------    ---------  ----------


Commercial and other loans              $ 577,421     $ 9,859        6.85 %          $ 481,565      $ 7,018        5.85 %

Investment securities                      45,046         441        3.92               64,147          501        3.12

Federal funds sold                         27,900         195        2.80               53,916          146        1.09
                                     -------------  ----------   ---------           ----------    ---------  ----------

Total interest-earning assets             650,367      10,495        6.47              599,628        7,665        5.13

Other assets                               39,793                                       34,927
                                     -------------                                   ----------

Total assets                            $ 690,160     $10,495                        $ 634,555      $ 7,665
                                     =============                                   ==========

Interest-bearing liabilities:


Interest-bearing deposits               $ 480,704     $ 3,020        2.52 %          $ 358,956      $ 1,816        2.03 %

Borrowed funds                             59,214         544        3.68              135,179        2,045        6.07
                                     -------------  ----------   ---------           ----------    ---------  ----------


Interest-bearing liabilities              539,918       3,564        2.65              494,135        3,861        3.13
                                     -------------  ----------   ---------           ----------    ---------  ----------

Non-interest and
interest-bearing funding                  625,520       3,564        2.29              580,041        3,861        2.67


Other liabilities:                          7,402                                        5,217
                                     -------------                                   ----------

Total liabilities                         632,922                                      585,258
                                     -------------                                   ----------

Shareholders' equity                       57,238                                       49,297
                                     -------------                                   ----------

Total liabilities &
shareholder's equity                    $ 690,160                                    $ 634,555
                                     =============                                   ==========

Net interest income                                   $ 6,931                                       $ 3,804
                                                    ==========                                     =========

Net interest margin                                                  4.27 %                                        2.54 %
                                                                 =========                                    ==========


(1) Prior year has been adjusted to exclude the First Bank of Delaware, reflecting the spin off of that bank effective January 1, 2005


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

Republic First Bancorp, Inc.
Press release 06/30/2005
(Dollars in thousands )
(unaudited)
                                                                     Year-to-Date
                                                                 Average Balance Sheet
                                                    -------------------------------------------

                                               Six months ended                               Six months ended
                                                 June 30, 2005                               June 30, 2004 (1)
                                     -------------------------------------           -----------------------------------

                                                                  Average                                      Average
Interest-Earning Assets:              Average                     Yield/              Average                  Yield/
                                      Balance        Interest     Cost                Balance       Interest   Cost
                                     -------------  ----------   ---------           ----------    ---------  ----------


Commercial and other loans              $ 572,106     $19,771        6.93 %          $ 474,913      $14,711        6.21 %

Investment securities                      46,902         885        3.77               65,987        1,076        3.26

Federal funds sold                         52,526         671        2.56               67,594          361        1.07
                                     -------------  ----------   ---------           ----------    ---------  ----------

Total interest-earning assets             671,534      21,327        6.37              608,494       16,148        5.32

Other assets                               42,171                                       36,497
                                     -------------                                   ----------

Total assets                            $ 713,705     $21,327                        $ 644,991      $16,148
                                     =============  ==========                       ==========    =========

Interest-bearing liabilities:


Interest-bearing deposits               $ 496,426     $ 6,016        2.43 %          $ 365,329      $ 3,662        2.01 %

Borrowed funds                             63,750       1,182        3.72              141,674        4,136        5.85
                                     -------------  ----------   ---------           ----------    ---------  ----------


Interest-bearing liabilities              560,176       7,198        2.58              507,003        7,798        3.08
                                     -------------  ----------   ---------           ----------    ---------  ----------

Non-interest and
interest-bearing funding                  649,258       7,198        2.22              587,805        7,798        2.66


Other liabilities:                          8,411                                        8,638
                                     -------------                                   ----------

Total liabilities                         657,669                                      596,443
                                     -------------                                   ----------

Shareholder's equity                       56,036                                       48,548
                                     -------------                                   ----------

Total liabilities &
shareholder's equity                    $ 713,705                                    $ 644,991
                                     =============                                   ==========

Net interest income                                   $14,129                                       $ 8,350
                                                    ==========                                     =========

Net interest margin                                                  4.22 %                                        2.75 %
                                                                 =========                                    ==========

(1) Prior year has been adjusted to exclude the First Bank of Delaware, reflecting the spin off of that bank effective January 1, 2005



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